Supplement, dated April 1, 2002
to Prospectus, dated May 1, 2001

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                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                                    ISSUED BY

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                                   THROUGH ITS
                             SEPARATE ACCOUNT NO. 3

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The following supplements information in the Prospectus dated May 1, 2001.

We have begun an exchange program for variable universal life insurance policies issued by The American Life Insurance Company of New York ("American Life"). We are offering each American Life policyowner the opportunity to receive a Mutual of America variable universal life insurance policy ("Policy") in place of the American Life policy. We were the parent company of American Life when the American Life policies were issued.

The terms of our Policy are identical to the American Life policy except for the identity of the issuing company, the funding separate account, and the right of owners of Policies to participate in the divisible surplus of Mutual of America, a mutual company. Our Policyowners generally may transfer among investment options and complete certain other transactions by calling our toll free telephone number, while American Life policyowners must place all orders in writing. Neither the American Life policies nor our Policies impose any sales charges or surrender charges.

When we issue a Policy in exchange for an American Life policy, we will not require medical underwriting and will waive the incontestability period to the extent such period has expired under the American Life policy being exchanged. Policyowners thus will not be subject to new incontestability periods for suicide or medical conditions under Policies issued in exchange.

In certain limited circumstances, a Policy may be treated differently for tax purposes than the American Policy being exchanged. Prior to issuing a Policy in exchange for an American Life policy, we will review the amount of insurance coverage, the initial premium to be paid and scheduled premiums to ascertain whether our Policy: (1) would be a modified endowment contract ("MEC") under the Code, when the American Life policy is not a MEC; (2) would be unable to accept additional premiums, because such payments would cause the Policy to not be treated as life insurance under the Code, when premiums could be paid under the American Life policy; (3) would become a MEC upon the payment of additional scheduled premiums, when payment of such premiums under the American Life policy would not cause that policy to become a MEC; or (4) would fail to continue to qualify as life insurance as defined in the Code. We will notify the owner in writing of any potential change in tax treatment that would result from the issuance of a Policy in exchange for an American Life policy, prior to making the exchange. We may suggest an increase in the face amount of the insurance coverage in an amount sufficient so that the situations in (1) - (4), as the case may be, would not apply to the Policy, and we will not issue a Policy if it would not be deemed life insurance under the Code.